EXHIBIT 23.1


                        Consent of Independent Auditors

We consent to the use of our report dated Seprember 19, 1997, (except for Note 15 as to which the date is October 15, 1997), in Amendment No. 6 to the Registration Statement (Form 10-SB) of Medical Asset Management, Inc. dated November 14, 1997.



                                                  /s/ Ernst & Young
                                                  ------------------------------
                                                  ERNST & YOUNG LLP


Pittsburgh, Pennsylvania
November 14, 1997